Assets and Liabilities Held for Sale/Discontinued Operations	12 Months Ended
Dec. 31, 2021
Discontinued Operations and Disposal Groups [Abstract]
Assets and Liabilities Held for Sale/Discontinued Operations	Assets and Liabilities Held for Sale/ Discontinued Operations As set out in Note 4 - Chapter 11 proceedings, the Company concluded a comprehensive restructuring of its balance sheet on February 22, 2022. As part of this wider restructuring process, the Company sold 65% of its equity interest in NSNCo on January 20, 2022. Prior to year end, on November 2, 2021, NSNCo completed the acquisition of the residual 50% equity interest in SeaMex Ltd, a company that it had previously held as a joint venture with Fintech. The consideration of the business combination was $0.4 billion, based on the value of the various forms of debt instruments forgiven and owed to NSNCo. The agreed sale of 65% of NSNCo meant that the assets and liabilities were to be classified as held for sale as at December 31, 2021 and any financial information generated would be reported as "discontinued operations".
The table below shows the carrying amounts of major classes of assets and liabilities classified as held-for-sales:

(In $ millions)	As at December 31, 2021	As at December 31, 2020
Carrying amounts of major classes of assets included as part of discontinued operations
Cash and cash equivalents	48	35
Restricted cash	21	29
Accounts receivable	318	—
Intangible drilling contracts	165	—
Drilling units	215	—
Investment in associated companies	239	224
Amount due from related parties	69	387
Deferred tax assets	6	—
Other assets	22	10
Total assets of discontinued operations classified as held for sale	1,103	685

Carrying amounts of major classes of liabilities included as part of discontinued operations
Trade accounts payable	7	—
Amounts due to related parties	12	—
Long-term debt	814	515
Uncertain tax positions	25	—
Other liabilities	90	31
Total liabilities of discontinued operations classified as held for sale	948	546

Major classes of line items constituting profit/(loss) of discontinued operations:

(In $ millions, except per share data)	Year ended December 31, 2021	Year ended December 31, 2020	Year ended December 31, 2019
Operating revenues
Contract revenues	36	—	—
Total operating revenues	36	—	—
Operating expenses
Operating expenses	(27)	—	—
Total operating expenses	(27)	—	—
Operating profit	9	—	—
Financial and other non-operating items
Interest income	18	26	34
Interest expense	(77)	(60)	(66)
Share in results from associated companies (net of tax)	14	(77)	(93)
Loss on impairment of investments	—	(47)	(296)
Loss impairment of convertible bond from related party	—	(29)	(11)
Net loss on debt extinguishments	—	—	(22)
Gain/(loss) on marketable securities	2	(3)	(46)
Other financial items	37	(24)	(1)
Total financial items	(6)	(214)	(501)
Net profit/(Loss) before tax from discontinued operations	3	(214)	(501)
Income tax benefit/(expense)	2	(1)	(1)
Net profit/(Loss) after tax from discontinued operations	5	(215)	(502)
Basic Earning/(Loss) per share from discontinued operations	0.05	(2.14)	(5.02)
Diluted Earning/(Loss) per share from discontinued operations	0.05	(2.14)	(5.02)
Related party transactions
Seabras Sapura guarantees - In November 2012, a subsidiary of Seabras Sapura Participações S.A. entered into a $179 million senior secured credit facility agreement in order to part fund the acquisition of the Sapura Esmeralda pipe-laying support vessel, with a maturity in 2032. During 2013 an additional facility of $36 million was entered into, but this facility matured in 2020. As a condition to the lenders making the loan available, a subsidiary of Seadrill has provided a sponsor guarantee, on a joint and several basis with the joint venture partner, Sapura Energy, in respect of the obligations of the borrower. The total amount guaranteed by the joint venture partners as at December 31, 2021 was $127 million (December 31, 2020: $132 million).